UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on May 4, 2026, Ameresco, Inc., a Delaware corporation (“we,” the “Company,” or “Ameresco”), through certain of its subsidiaries, including Ameresco Biogas HoldCo LLC (“AMRC Biogas HoldCo”), entered into a contribution and equity purchase agreement (the “Contribution Agreement” and, the transactions contemplated thereby, the “JV Transaction”) with an affiliate of HA Sustainable Infrastructure Capital, Inc., a Delaware corporation (“HASI” and, such affiliate, “JV Investor” and, collectively with AMRC Biogas Holdco and the other parties to the Contribution Agreement, the “Parties”) to form a new joint venture, Neogenyx Fuels LLC, a Delaware limited liability company (the “Joint Venture”).

Contribution and Equity Purchase Agreement

The Contribution Agreement provides that, among other things:
1.in connection with Closing, Ameresco and AMRC Biogas HoldCo will transfer to the Joint Venture the equity interests of the subsidiaries and certain other assets comprising Ameresco’s existing biogas business (the “Business”), together with related assumed liabilities, in exchange for Class A units of the Joint Venture (the “Class A Units”), representing a 70% equity interest of the Joint Venture; and
2.at the Closing, JV Investor will invest $400 million in the Business, in exchange for Class B units of the Joint Venture (the “Class B Units”), representing a 30% equity interest of the Joint Venture. Of the $400 million investment (i) $100 million will be paid to Ameresco at Closing as consideration for the Business, (ii) approximately $58 million will be used to reduce the balance of an existing construction and development loan to the extent related to the Business, and (iii) the remaining amount will be contributed to the Joint Venture at Closing and over a period of time to fund the Joint Venture.

The Contribution Agreement includes customary representations and warranties by Ameresco, both on behalf of itself and as the sole member of Contributor, and JV Investor and covenants of the Parties, and the Closing is subject to customary conditions. The Contribution Agreement also contains specified termination provisions, including, among others, a provision allowing Contributor or JV Investor to terminate the Contribution Agreement if the Closing has not occurred on or before June 3, 2026.

Amended and Restated Limited Liability Company Agreement

The Contribution Agreement contemplates entry into an amended and restated limited liability company agreement of the Joint Venture (the “JV Agreement”), as well as other ancillary agreements, at the Closing. The JV Agreement will include the following key terms:

1.Quarterly Distributions: Subject to certain limitations, until the Base Return (as defined below) has been achieved, (i) the holders of the Class A Units (the “Class A Members”) will be entitled to receive 48% of the distributions of available cash flow approved by the Joint Venture’s board of managers (“Distributions”) and (ii) the holders of the Class B Units (the “Class B Members” and, together with the Class A Members, the “Members”) will be entitled to receive 52% of Distributions. Following achievement of the Base Return, 70% of any Distributions will be distributed to the Class A Members, and 30% will be distributed to the Class B Members. The “Base Return” means, with respect to any outstanding Class B Unit, an unlevered internal rate of return equal to 9.0%, calculated based on the issuance price of the Class B Unit.
2.Liquidating Distributions: Subject to certain limitations, until the Base Return has been achieved, the Class B Members will be entitled to receive all of the proceeds in connection with a liquidation event, including a change of control transaction (“Liquidation Proceeds”). Following achievement of the Base Return, 70% of Liquidation Proceeds will be distributed to the Class A Members and 30% will be distributed to the Class B Members.
3.Right of First Offer: Beginning on the third anniversary of the Closing and prior to the Class B Members earning the Base Return, if a Class B Member proposes to transfer all or a portion of such Member’s Class B Units in an arm’s-length transaction, such offer must first be made to the other Members of the Joint Venture.
4.Transfer Restrictions: Except for transfers to a Permitted Transferee (as defined in the JV Agreement) or transfers effected pursuant to the Right of First Offer, Drag‑Along Rights, or Tag‑Along Rights described below, no Member may directly or indirectly transfer all or any portion of its Class A units or Class B units.
5.Drag-Along and Tag-Along Rights and Call Option:
a.Drag-Along Right. Beginning on the third anniversary of the Closing, if the Class A Members elect to consummate, or cause the Joint Venture to consummate, a sale of the Joint Venture (including a sale of more than 50% of the equity securities of the Joint Venture), the Class B Members shall, upon the request of the Class A Members, be required to sell their Class B Units, provided that such sale would allow the Class B Members to realize a minimum rate of return on their investment as calculated pursuant to the terms of the JV Agreement.
b.Tag-Along Right. Beginning on the third anniversary of the Closing, if any Member proposes to transfer all or any portion of its Class A Units or Class B Units, then each other Member shall be permitted to participate.

Notwithstanding the foregoing, (i) neither a Class A Member nor its affiliates shall be permitted to participate as a Tag-Along Member (as such term is defined in the JV Agreement) with respect to a transfer by a Class B Member unless and until such Class B Member has received an aggregate amount of distributions sufficient to achieve the Base Return.
c.Call Option. Upon the occurrence of a change of control of Ameresco, the Class A Member shall have the option, to acquire, all, and not less than all, Class B Units for a price that would allow the Class B Members to realize a minimum rate of return on their investment as calculated pursuant to the terms of the JV Agreement.
6.Management: In connection with the consummation of the JV Transaction, as of the Closing, Michael Bakas, President – Renewable Fuels of Ameresco, together with other managers and operational team members of the Business will cease to be employees of Ameresco and will become officers or employees, as applicable, of and manage the day-to-day operations of the Joint Venture.
7.Governance: The Joint Venture will be managed by a board of managers, which will consist of five managers, three of whom will be designated by AMRC Biogas HoldCo and two of whom will be designated by JV Investor. AMRC Biogas HoldCo will have operational control over the Joint Venture through its right to appoint a majority of the managers on the Joint Venture’s board of managers. Class B Members will have minority protections customary for similar transactions, including limitations on debt incurrence above specified thresholds, material transactions and the consummation of an initial public offering.

The foregoing description of the Contribution Agreement, the JV Transaction and the other documents and transactions contemplated thereby does not purport to be complete, is subject to and is qualified in its entirety by reference to the copy of the Contribution Agreement together with the form of Joint Venture Agreement, which will be filed as an exhibit to a subsequent amendment to this Current Report on Form 8‑K.

The representations, warranties and covenants contained in the Contribution Agreement have been made solely for the benefit of the Parties. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Contribution Agreement, (ii) are subject to materiality qualifications contained in the Contribution Agreement that may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Contribution Agreement or such other date as is specified in the Contribution Agreement and (iv) have been included in the Contribution Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Contribution Agreement is included with this filing only to provide investors with information regarding the terms of the Contribution Agreement, and not to provide investors with any other factual information regarding the Parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in Ameresco’s public disclosures. The Contribution Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Ameresco that is or will be contained in Ameresco’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that Ameresco files with the Securities and Exchange Commission.

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2026, the Company announced its financial results for the quarter ended March 31, 2026. The Company also posted supplemental information with respect to its quarter ended March 31, 2026 results on the Investor Relations section of its website at www.ameresco.com. The press release and the supplemental information issued in connection with the announcement are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 3.02 Unregistered Sales of Securities

The information contained in Item 1.01 of this Current Report on Form 8-K, to the extent applicable, is incorporated herein by reference into this Item 3.02. The issuance of the Class B Units to JV Investor will be made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Closing of the JV Transaction, Mr. Bakas, who currently serves as President of Renewable Fuels of Ameresco will step down from this role at Ameresco and become the Chief Executive Officer of the Joint Venture. The information contained in Item 1.01 of this Current Report on Form 8-K, to the extent applicable, is incorporated herein by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure

On May 4, 2026, Ameresco and HASI issued a joint press release announcing entry into the JV Transaction, a copy of which is furnished herewith as Exhibit 99.3 and is incorporated herein by reference. Ameresco has also included information regarding the JV Transaction in the supplemental information included as Exhibit 99.2 and posted on its investor relations website, ir.ameresco.com, under “Company Info – Presentations.”

The information provided in this Item 7.01, including the accompanying Exhibits 99.2 and 99.3, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by Ameresco pursuant to the Securities Act, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index
Exhibit No.	Description
99.1	Press Release issued by Ameresco on May 4, 2026
99.2	Supplemental Information dated as of May 4, 2026
99.3	Press Release related to Neogenyx Fuels on May 4, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)
Forward-Looking Statements

This current report contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this current report specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of Ameresco and its consolidated subsidiaries (collectively, the “Company”), including expectations regarding the Company’s year-end net debt; guidance related to the proposed Neogenyx Fuels Transaction; the governance, operating and financial terms of the Neogenyx Fuels Transaction, and the anticipated closing date thereof, if at all; statements regarding potential future growth projects; and Ameresco’s intended use of the proceeds from the contribution of assets to the joint venture and other monetization transactions.

The forward-looking statements included in this current report involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. These risks and uncertainties include, but are not limited to: demand for our energy efficiency and renewable energy solutions; the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; the ability to perform under signed contracts without delay and in accordance with their terms and the potential for liquidated and other damages we may be subject to; the fiscal health of the government and the impact of a prolonged government shutdown and reductions in the federal workforce; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our cash flows from operations and our ability to arrange financing to fund our operations and projects; our customers’ ability to finance their projects and credit risk from our customers; our ability to comply with covenants in our existing debt agreements; the impact of macroeconomic challenges, weather related events and climate change; our reliance on third parties for our construction and installation work; availability and cost of labor and equipment particularly given global supply chain challenges, tariffs and global trade conflicts; global supply chain challenges, component shortages and inflationary pressures; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; the effects of and ability to close our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; the addition of new customers or the loss of existing customers; market price of our Class A Common stock prevailing from time to time; the nature of other investment opportunities presented to our Company from time to time; and risks related to our international operation and international growth strategy. These and other risks are described under the “Risk Factors” section in our most recent Annual Report on Form 10-K, our quarterly reports on Form 10-Q, and other documents we file from time to time with the Securities and Exchange Commission.

The forward-looking statements included in this current report represent our views as of the date on which such statement is made. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date on which such statement was made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
May 4, 2026	By:	/s/ Mark Chiplock
Mark Chiplock
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (duly authorized and principal financial officer)